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                                                                      EXHIBIT 24


                       WILLIAMS COMMUNICATIONS GROUP, INC.

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of WILLIAMS COMMUNICATIONS GROUP, INC., a Delaware corporation ("WCG"), does hereby constitute and appoint P. DAVID NEWSOME, JOSEPH W. MILLER, and KATHRYN J. KINDELL their true and lawful attorneys and each of them (with full power to act without the others) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of WCG, as hereinafter set forth below their signature, to sign WCG's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2001, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and

                  THAT the undersigned WCG does hereby constitute and appoint P. DAVID NEWSOME, JOSEPH W. MILLER, and KATHRYN J. KINDELL its true and lawful attorneys and each of them (with full power to act without the others) its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

                  Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                  IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 19th day of January, 2002.

   /s/ HOWARD E. JANZEN                             /s/ SCOTT E. SCHUBERT
------------------------------                    ------------------------------
       Howard E. Janzen                                 Scott E. Schubert
    Chairman of the Board,                           Executive Vice President
        President, and                             and Chief Financial Officer
   Chief Executive Officer                        (Principal Financial Officer)
(Principal Executive Officer)


                               /s/ KEN KINNEAR
                         ------------------------------
                                   Ken Kinnear
                                    Controller
                          (Principal Accounting Officer)




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   /s/ JOHN A. CRAIG                                 /s/ JULIUS W. ERVING
------------------------------                    ------------------------------
       John A. Craig                                     Julius W. Erving
         Director                                            Director

  /s/ ROSS K. IRELAND                                /s/ ROBERT W. LAWLESS
------------------------------                    ------------------------------
      Ross K. Ireland                                    Robert W. Lawless
         Director                                             Director

  /s/ PETER C. MEINIG                                /s/ MORGAN E. O'BRIEN
------------------------------                    ------------------------------
      Peter C. Meinig                                    Morgan E. O'Brien
         Director                                             Director

                            /s/ H. BRIAN THOMPSON
                         ------------------------------
                                H. Brian Thompson
                                    Director



                                             WILLIAMS COMMUNICATIONS GROUP, INC.


                                             By       /s/ BOB F. MCCOY
                                               ---------------------------------
                                                          Bob F. McCoy
ATTEST:                                               Senior Vice President

/s/ KATHRYN J. KINDELL
------------------------------
Kathryn J. Kindell
Assistant Secretary